Exhibit 21.1

                               SUBSIDIARIES OF CIT
                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
CIT Group Inc. ......................................  U.S.-DE
Chessman S.a.r.l. ...................................  Luxembourg         100%
CIT Luxembourg Cobblestone Leasing S.a.r.l. .........  Luxembourg         100%
CIT Cayman Coconut Palm Leasing, Ltd. ...............  Cayman Island      100%
Newcourt Credit Group GmbH ..........................  Germany            100%
CIT Financial (Hong Kong) Limited ...................  Hong Kong          100%
CIT Group Inc. (NJ) .................................  U.S.-NJ            100%
CIT Holdings BV .....................................  Netherlands        100%
CIT Financial (Korea) Ltd. ..........................  Korea              100%
Newcourt Financial Beteiligungs AG ..................  Germany            100%
CIT Financial (Australia)Limited ....................  Australia          100%
CIT Aerospace (Australia) Pty Ltd. ..................  Australia          100%
CIT Funding Pty Limited .............................  Australia          100%
Computer Associates Financial Services Pty Ltd. .....  Australia          100%
Dell Financial Services (Australia) Pty Ltd. ........  Australia          100%
Dell Financial Services (New Zealand) Pty Ltd. ......  New Zealand        100%
Hunter Leasing Limited ..............................  Australia          100%
Newcourt Financial (Australia) Pty Limited ..........  Australia          100%
Western Star Finance (Australia) Pty Ltd. ...........  Australia          100%
YMAF Pty Ltd. .......................................  Australia          100%
CIT Group Holdings BV ...............................  Netherlands        100%
CIT Group (Nederland) B.V. ..........................  Netherlands        100%
Newcourt Financial Espana S.A. ......................  Spain              100%
Newcourt Financial Italy S.p.A. .....................  Italy              100%
Newcourt Financial (Singapore) Pte Ltd. .............  Singapore          100%
Newcourt Group (Malaysia) Sdn Bhd ...................  Malaysia           100%
Newcourt Holding Germany GmbH .......................  Germany            100%
Newcourt A.G. & Co. OHG .............................  Germany            100%
CIT Group Holdings (UK) Limited .....................  U.K.               100%
Agilent Financial Services Limited ..................  U.K.               100%
Newcourt Capital (UK) Limited .......................  U.K.               100%
Newcourt Transportation Finance of Canada Limited ...  U.K.               100%
CIT Group (Dormant 1) Limited .......................  U.K.               100%
CIT Group (NFL) Limited .............................  U.K.               100%
CIT Group (UK) Funding Public Limited Company .......  U.K.               100%
CIT Group (UK) Property Limited .....................  U.K.               100%
CIT Group (UK) Vendor Services Limited ..............  U.K.               100%
CIT Group (UK) Limited ..............................  U.K.               100%
Business Technology Finance Limited .................  U.K.               100%
Danka Equipment Rentals Ltd. ........................  U.K.               100%
ERF Finance Limited .................................  U.K.               100%
ERF Leasing Limited .................................  U.K.               100%
Gardner Merchant Rentals Ltd. .......................  U.K.               100%
Hamilton Leasing Limited ............................  U.K.               100%
Sharp Rentals Limited ...............................  U.K.               100%
CIT Group (UK) Services Limited .....................  U.K.               100%
CIT Holdings (Ireland) Limited ......................  U.K.-Ireland       100%

                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
CIT Emerald Isle Leasing, Limited ...................  Ireland            100%
CIT Brisk Winds Aircraft Leasing, Limited ...........  Ireland            100%
CIT Finance No. 1 (Ireland) Limited .................  Ireland            100%
CIT Finance No. 2 (Ireland) Limited .................  Ireland            100%
CIT Ireland Leasing Limited .........................  Ireland            100%
CIT Holdings (No. 2) Ireland ........................  Ireland            100%
Newcourt Asset Finance International ................  Ireland            100%
Newcourt Financial Ireland Limited ..................  Ireland            100%
CIT Holdings, LLC ...................................  U.S.-DE            100%
CIT Holdings (Barbados) SRL .........................  Barbados           100%
3026192 Nova Scotia Company .........................  Can-NS             100%
CIT Exchangeco Inc. .................................  Can-NS             100%
CIT Financial Ltd. ..................................  Can-Ont            100%
1143986 Ontario Limited .............................  Can-Ont            100%
1145820 Ontario Limited .............................  Can-Ont            100%
1244773 Ontario Limited .............................  Can-Ont            100%
2630-3958 Quebec Inc. ...............................  Can-Que            100%
2705 Parkhill Drive Limited Partnership .............  Can-Ont            100%
Agilent Financial Services Ltd. .....................  Can-Ont            100%
APS Land Developments Inc. ..........................  Can-Ont            100%
CCG Capital Limited .................................  Barbados           100%
CCG Limited .........................................  Can-PEI            100%
CCG Ireland .........................................  U.K.-Ireland       100%
CICL Caribbean International Capital Limited ........  Barbados           100%
CIEL Caribbean International Equipment Ltd. .........  Barbados           100%
CIT Business Credit Canada Inc. .....................  Canada              50%
CIT Credit Group (Alberta) Inc. .....................  Can-Alb            100%
3918041 Canada Inc. .................................  Canada             100%
544211 Alberta Ltd. .................................  Can-Alb            100%
Canadian Income Partners I LP .......................  Can-Alb            100%
555565 Alberta Ltd. .................................  Can-Alb            100%
Canadian Income Partners II LP ......................  Can-Alb            100%
555566 Alberta Ltd. .................................  Can-Alb            100%
Canadian Income Partners III LP .....................  Can-Alb            100%
CMG Capital Limited .................................  Barbados           100%
Dell Financial Services Canada Limited ..............  Can-Ont            100%
Equipment Dealers Credit Canada Inc. ................  Can-Ont            100%
GATX Asset Residual Management Canada Limited .......  Canada              50%
Groupe Financier Laplante (1997) Inc. ...............  Canada              50%
Highlands Insurance Company Limited .................  Barbados           100%
Image Financial Services Inc. .......................  Canada              50%
MCC Capital Limited .................................  Barbados           100%
MCC Limited .........................................  Can-PEI            100%
Iroquois Capital Limited ............................  Barbados           100%
Iroquois Limited ....................................  Can-PEI            100%
Newcourt Capital Securities Limited. ................  U.K.-Eng           100%
Newcourt Mercantile Financial Ltd. ..................  Can-Ont            100%
Newcourt National Lease Inc. ........................  Can-Ont            100%
Newcourt Securities Inc. ............................  Can-Ont             74%

                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
Adams Capital Limited ...............................  Barbados           100%
CCG Trust Corporation ...............................  Barbados           100%
Barrow Capital Limited ..............................  Barbados           100%
Cummins Capital Limited .............................  Barbados           100%
Durham Capital Limited ..............................  Barbados           100%
Erie Capital Limited ................................  Barbados           100%
Essex Capital Limited ...............................  Barbados           100%
Frontenac Capital Limited ...........................  Barbados           100%
Grey Capital Limited ................................  Barbados           100%
Haliburton Capital Limited ..........................  Barbados           100%
Ironbridge Capital Limited ..........................  Barbados           100%
Joly Capital Limited ................................  Barbados           100%
Kanata Capital Limited ..............................  Barbados           100%
Newcourt Services (Barbados) SRL ....................  Barbados           100%
Professional Capital Inc. ...........................  Can-Ont            100%
Torontosudden Limited ...............................  U.K.-Eng           100%
Wajax Finance Ltd. ..................................  Can-Ont            100%
Worrell Capital Limited .............................  Barbados           100%
Wellington Capital Corporation ......................  Barbados           100%
Newcourt Credit Group USA Inc. ......................  U.S.-DE            100%
Capita Corporation ..................................  U.S.-DE            100%
AT&T Automotive Services, Inc. ......................  U.S.-DE            100%
Capita Auto Lease Co. ...............................  U.S.-DE            100%
Capita Colombia Holdings Corp. ......................  U.S.-DE            100%
CIT Global Vendor Services S.A. .....................  Colombia           100%
Capita International L.L.C. .........................  U.S.-DE            100%
Arrendadora Capita Corporation, S.A. de C.V. ........  Mexico              50%
Capita Servicios S.A. de C.V. .......................  Mexico             100%
The Capita Corporation de Mexico S.A. de C.V. .......  Mexico             100%
Capita Premium Corporation ..........................  U.S.-DE            100%
Capital Syndication Corporation .....................  U.S.-DE            100%
CIT Brasil Arrendamento Mercantil S.A. ..............  Brazil             100%
CIT Capita Colombia S.A. ............................  Colombia           100%
CIT Communications Finance Corporation ..............  U.S.-DE            100%
Antigua Funding Corporation .........................  U.S.-DE            100%
CIT Financial Ltd. of Puerto Rico ...................  U.S.-DE            100%
CIT Leasing Chile Ltda. .............................  Chile              100%
CIT Lending Services Corporation ....................  U.S.-DE            100%
ATMOR Properties Inc. ...............................  U.S.-DE            100%
Bliss Clearing Niagra, Inc. .........................  U.S.-DE            100%
CIT Technologies Corporation ........................  U.S.-MI            100%
CIT Technology Financing Services, Inc. .............  U.S.-MA            100%
Graybar Financial Services, LLC .....................  U.S.-DE             75%
Picker Financial Group, L.L.C. ......................  U.S.-DE             50%
Thermo Capital Company, LLC .........................  U.S.-DE             50%
NCT Receivables LLC .................................  U.S.-DE            100%
CIT Small Business Lending Corporation ..............  U.S.-DE            100%
Newcourt Leasing Corporation ........................  China               55%
The Capita Corporation de Argentina SA ..............  Argentina          100%

                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
The Capita Corporation do Brasil Ltda. ..............  Brazil             100%
The Equipment Insurance Company .....................  U.S.-VT            100%
CIT Financial USA Inc. ..............................  U.S.-DE            100%
Boat Dealers Acceptance Company, L.L.C. .............  U.S.-DE            100%
CIT Bus Corporation .................................  U.S.-DE            100%
Equipment Dealers Credit Company LLC ................  U.S.-DE            100%
EDCO Insurance Services, Inc. .......................  U.S.-DE            100%
Jam Funding Corp. ...................................  U.S.-DE            100%
Midwest Properties Holdings LLC .....................  U.S.-DE          56.87%
NCT Funding Company, L.L.C. .........................  U.S.-DE            100%
Newcourt Equipment Receivables Corp. ................  U.S.-DE            100%
Newcourt Receivables Corporation II .................  U.S.-DE            100%
Owner-Operator Finance Company ......................  U.S.-DE            100%
NCT Capital Inc. ....................................  U.S.-DE            100%
Pasadena Owner Participant LP .......................  U.S.-DE            100%
Newcourt Capital USA Inc. ...........................  U.S.-DE            100%
Asset Finance (Bermuda) Limited .....................  Bermuda            100%
CIT Millbury Inc. ...................................  U.S.-DE            100%
Waste to Energy II LLC ..............................  U.S.-DE             50%
Crystech, LLC .......................................  U.S.-DE             50%
Memphis Peaking Power LLC ...........................  U.S.-DE            100%
Montana OPCM1A LLC ..................................  U.S.-DE            100%
Montana OP1 LLC .....................................  U.S.-DE            100%
Montana OL1 LLC .....................................  U.S.-DE            100%
Montana OPCM1B LLC ..................................  U.S.-DE            100%
Newcourt Capital Securities, Inc. ...................  U.S.-DE            100%
Newcourt Common Holdings LLC ........................  U.S.-DE            100%
SBR OP-1, LLC .......................................  U.S.-DE            100%
Broad River OL-1 LLC ................................  U.S.-DE            100%
RockGen OL-1 LLC ....................................  U.S.-DE            100%
South Point OL-1 LLC ................................  U.S.-DE            100%
SBR OP-2, LLC .......................................  U.S.-DE            100%
Broad River OL-2 LLC ................................  U.S.-DE            100%
RockGen OL-2 LLC ....................................  U.S.-DE            100%
South Point OL-2 LLC ................................  U.S.-DE            100%
SBR OP-3, LLC .......................................  U.S.-DE            100%
Broad River OL-3 LLC ................................  U.S.-DE            100%
RockGen OL-3 LLC ....................................  U.S.-DE            100%
South Point OL-3 LLC ................................  U.S.-DE            100%
SBR OP-4, LLC .......................................  U.S.-DE            100%
Broad River OL-4 LLC ................................  U.S.-DE            100%
RockGen OL-4 LLC ....................................  U.S.-DE            100%
South Point OL-4 LLC ................................  U.S.-DE            100%
TCC Attala OP LLC ...................................  U.S.-DE            100%
TCC Attala OL LLC ...................................  U.S.-DE            100%
CIT Project Finance Manager, L.L.C. .................  U.S.-DE            100%
CIT Project Finance CBO I, LLC ......................  U.S.-DE            100%
Newcourt DCC Inc. ...................................  U.S.-DE            100%
Dell Credit Company, L.L.C. .........................  U.S.-DE             50%

                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
Newcourt DFS Inc. ...................................  U.S.-DE            100%
DFS-SPV L.P. ........................................  U.S.-DE            100%
North Romeo Storage Corporation .....................  U.S.-DE            100%
1244771 Ontario Limited .............................  Can-Ont            100%
Nobrega Gas Storage LLC .............................  U.S.-DE             90%
Snap-On Credit LLC ..................................  U.S.-DE             50%
New Creditcorp SPC LLC ..............................  U.S.-DE            100%
Western Star Finance, Inc. ..........................  U.S.-DE            100%
CIT Insurance Services, Inc. ........................  U.S.-DE            100%
CIT STS, Inc. .......................................  U.S.-NV            100%
Nameholders L.P. ....................................  U.S.-NJ            100%
GFSC Aircraft Acquisition Financing Corporation .....  U.S.-DE            100%
Hudson Shipping Co., Inc. ...........................  U.S.-DE            100%
Ittelson-Beaumont Fund ..............................  U.S.-NY            100%
Newcourt Financial (Belgium) NV .....................  Belgium             50%
Newcourt Financial (Switzerland) AG .................  Switzerland        100%
Newcourt Financial CIS, LLC .........................  Russia             100%
Newcourt Financial Leasing GmbH .....................  Austria            100%
Newcourt Financial Polska Sp. zo.o ..................  Poland            97.5%
Newcourt Holdings (France) S.A. .....................  France             100%
Newcourt Finance (France) SNC .......................  France             100%
Newcourt Location France SAS ........................  France             100%
Tyco Taiwan Company Limited .........................  Taiwan              94%
North American Exchange, Inc. .......................  U.S.-DE            100%
The CIT GP Corporation ..............................  U.S.-IL            100%
The CIT GP Corporation II ...........................  U.S.- DE           100%
The CIT GP Corporation III ..........................  U.S.-DE            100%
The CIT GP Corporation V ............................  U.S.-DE            100%
The CIT Group Securitization Corporation ............  U.S.-DE            100%
The CIT Group Securitization Corporation II .........  U.S.-DE            100%
The CIT Group Securitization Corporation III ........  U.S.-DE            100%
The CIT Group Securitization Corporation IV .........  U.S.-DE            100%
The CIT Group/Business Credit, Inc. .................  U.S.-NY            100%
The CIT Group/BCC, Inc. (Ill.) ......................  U.S.-DE            100%
The CIT Group/BC Securities Investment, Inc. ........  U.S.-NJ            100%
The CIT Group/Capital Finance, Inc. .................  U.S.-DE            100%
Banord Limited ......................................  U.K.-Eng           100%
Equipment Acceptance Corporation ....................  U.S.-DE            100%
The CIT Group/Commercial Services, Inc. .............  U.S.-NY            100%
C.I.T. Foreign Sales Corporation One, Ltd. ..........  Barbados           100%
CIT Cayman Blue Lagoon Leasing, Ltd. ................  Cayman Island      100%
CIT Cayman Sandy Keys Leasing, Ltd. .................  Cayman Island      100%
CIT Destin White Sands Aircraft Leasing, Inc. .......  U.S.-DE            100%
CIT FSC Four, Ltd. ..................................  Bermuda            100%
CIT FSC Nine, Ltd. ..................................  Bermuda            100%
CIT FSC Seven, Ltd. .................................  Bermuda            100%
CIT FSC Ten, Ltd. ...................................  Bermuda            100%

                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
CIT FSC Thirty, Ltd. ................................  Bermuda            100%
CIT FSC Three, Ltd. .................................  Bermuda            100%
CIT FSC Twenty-Eight, Ltd. ..........................  Bermuda            100%
CIT FSC Twenty-Five, Ltd. ...........................  Bermuda            100%
CIT FSC Twenty-Four, Ltd. ...........................  Bermuda            100%
CIT FSC Twenty-Nine, Ltd. ...........................  Bermuda            100%
CIT FSC Twenty-One, Ltd. ............................  Bermuda            100%
CIT FSC Twenty-Seven, Ltd. ..........................  Bermuda            100%
CIT FSC Twenty-Six, Ltd. ............................  Bermuda            100%
CIT FSC Twenty-Three, Ltd. ..........................  Bermuda            100%
CIT FSC Twenty-Two, Ltd. ............................  Bermuda            100%
CIT FSC Two, Ltd. ...................................  Bermuda            100%
CMS Funding Company LLC .............................  U.S.-DE            100%
The CIT Group/Capital Transportation, Inc. ..........  U.S.-DE            100%
The CIT Group/CmS Securities Investment, Inc. .......  U.S.-NJ            100%
The CIT Group/Commercial Services, Inc. (Ill.) ......  U.S.-DE            100%
The CIT Group/Commercial Services, Inc. (NC) ........  U.S.-NC            100%
The CIT Group/Commercial Services, Inc. (Va.) .......  U.S.-DE            100%
The CIT Group/Factoring One, Inc. ...................  U.S.-NY            100%
CIT FSC Five, Ltd. ..................................  Bermuda            100%
The CIT Group/Commercial Services (Asia), Limited ...  Hong Kong          100%
The CIT Group/Consumer Finance, Inc. ................  U.S.-DE            100%
CFHE Funding Company LLC ............................  U.S.-DE            100%
The CIT Group/Consumer Finance, Inc.(NY) ............  U.S.-NY            100%
The CIT Group/Consumer Finance, Inc.(TN) ............  U.S.-DE            100%
The CIT Group/Equipment Financing, Inc. .............  U.S.-DE            100%
Agilent Financial Services, Inc. ....................  U.S.-DE            100%
Baffin Shipping Co., Inc. ...........................  U.S.-DE            100%
Bunga Bebaru, Ltd. ..................................  Bermuda            100%
C.I.T. Leasing Corporation ..........................  U.S.-DE            100%
CIT FSC Eight, Ltd. .................................  Bermuda            100%
CIT FSC Six, Ltd. ...................................  Bermuda            100%
CIT Malaysia One, Inc. ..............................  Malaysia           100%
The CIT Group/LsC Securities Investment, Inc. .......  U.S.-NJ            100%
C.I.T. Realty Corporation ...........................  U.S.-DE            100%
Caribbean Shipping Co., Inc. ........................  U.S.-DE            100%
CIT China 1, Inc. ...................................  U.S.-DE            100%
CIT China 10, Inc. ..................................  U.S.-DE            100%
CIT China 11, Inc. ..................................  U.S.-DE            100%
CIT China 2, Inc. ...................................  U.S.-DE            100%
CIT China 3, Inc. ...................................  U.S.-DE            100%
CIT China 4, Inc. ...................................  U.S.-DE            100%
CIT China 5, Inc. ...................................  U.S.-DE            100%
CIT China 6, Inc. ...................................  U.S.-DE            100%
CIT China 7, Inc. ...................................  U.S.-DE            100%
CIT China 8, Inc. ...................................  U.S.-DE            100%
CIT China 9, Inc. ...................................  U.S.-DE            100%
CIT FSC Eighteen, Ltd. ..............................  Bermuda            100%

                               September 30, 2002

                                                       Jurisdiction
                                                            of        Percentage
Name of Subsidiary                                     Incorporation   Ownership
-----------------                                      -------------  ----------
CIT FSC Eleven, Ltd. ................................  Bermuda            100%
CIT FSC Fifteen, Ltd. ...............................  Bermuda            100%
CIT FSC Fourteen, Ltd. ..............................  Bermuda            100%
CIT FSC Nineteen, Ltd. ..............................  Bermuda            100%
CIT FSC Sixteen, Ltd. ...............................  Bermuda            100%
CIT FSC Twelve, Ltd. ................................  Bermuda            100%
CIT FSC Twenty, Ltd. ................................  Bermuda            100%
CIT Leasing (Bermuda) Ltd. ..........................  Bermuda            100%
CIT Lending Services Corporation (Illinois) .........  U.S.-DE            100%
Franchise Portfolio 1, Inc. .........................  U.S.-DE            100%
Franchise Portfolio 2, Inc. .........................  U.S.-DE            100%
JCB Finance, LLC ....................................  U.S.-DE             50%
Namekeepers LLC .....................................  U.S.-DE            100%
Ross Shipping Co., Inc. .............................  U.S.-DE            100%
MultiGen LLC ........................................  U.S.-DE            100%
AlphaGen Power LLC ..................................  U.S.-DE            100%
The CIT Group/Corporate Aviation, Inc. ..............  U.S.-DE            100%
The CIT Group/Securities Investment, Inc. ...........  U.S.-DE            100%
The CIT Group/Equity Investments, Inc. ..............  U.S.-NJ            100%
The CIT Group/Venture Capital, Inc. .................  U.S.-NJ            100%
The CIT Group/FM Securities Investment, Inc. ........  U.S.-NJ            100%
The CIT Group Foundation, Inc. ......................  U.S.-NY            100%
The CIT Group/Sales Financing, Inc. .................  U.S.-DE            100%
CIT Bank ............................................  U.S.-UT            100%
Tyco Capital Hungary Ltd. ...........................  Hungary            100%
CIT Financial (New Zealand)Limited ..................  New Zealand        100%
YNZF Limited ........................................  New Zealand        100%